The RMR Group Inc. Announces Fourth Quarter Fiscal 2023 Financial Results November 15, 2023 Exhibit 99.2

2 Dividend RMR has declared a quarterly dividend on its Class A Common Stock and Class B-1 Common Stock of $0.40 per share to shareholders of record as of the close of business on October 23, 2023. This dividend will be paid on or about November 16, 2023. Conference Call A conference call to discuss RMR’s fiscal fourth quarter results will be held on Thursday, November 16, 2023 at 10:00 a.m. Eastern Time. The conference call may be accessed by dialing (877) 270-2148 or (412) 902-6510 (if calling from outside the U.S. and Canada); a pass code is not required. A replay will be available for one week by dialing (412) 317-0088; the replay pass code is 9866865. A live audio webcast of the conference call will also be available in a listen-only mode on RMR’s website, at www.rmrgroup.com. The archived webcast will be available for replay on RMR’s website after the call. The transcription, recording and retransmission in any way are strictly prohibited without the prior written consent of RMR. About The RMR Group The RMR Group is a leading U.S. alternative asset management company, unique for its focus on commercial real estate (CRE) and related businesses. RMR’s vertical integration is supported by over 600 real estate professionals in more than 30 offices nationwide who manage approximately $36 billion in assets under management and leverage more than 35 years of institutional experience in buying, selling, financing and operating CRE. RMR benefits from a scalable platform, a deep and experienced management team and a diversity of direct real estate strategies across its clients. RMR is headquartered in Newton, MA and was founded in 1986. For more information, please visit www.rmrgroup.com. “Despite the current unsettled commercial real estate markets, our fiscal fourth quarter Adjusted Net Income per share exceeded the high end of our guidance, Adjusted EBITDA Margin expanded sequentially and our quarterly dividend remains well covered. Our focus remains on executing the strategic plans of our Managed Equity REITs, which we believe will ultimately benefit both our clients and RMR. Looking ahead, we hope to close the CARROLL multifamily platform transaction by the end of the year. As we prepare to integrate the two organizations, we remain excited about the increased scale, expanded sector diversification and added operational expertise the transaction results in. With a sizeable cash position and no debt, we are well positioned to capitalize on additional growth opportunities in the current market environment." Adam Portnoy, President and Chief Executive Officer THE RMR GROUP INC. ANNOUNCES FOURTH QUARTER FISCAL 2023 FINANCIAL RESULTS Newton, MA (November 15, 2023). The RMR Group Inc. (Nasdaq: RMR) today announced its financial results for the fiscal quarter ended September 30, 2023.

3 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws that are subject to risks and uncertainties. These statements may include words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions. These forward-looking statements include, among others, statements about: executing RMR's Managed Equity REITs' strategic plans and related benefits; the CARROLL acquisition; commercial real estate market conditions; and RMR's liquidity and its position to capitalize on additional growth opportunities in the current market environment. Forward-looking statements reflect RMR’s current expectations, are based on judgments and assumptions, are inherently uncertain and are subject to risks, uncertainties and other factors, which could cause RMR's actual results, performance or achievements to differ materially from expected future results, performance or achievements expressed or implied in those forward-looking statements. Some of the risks, uncertainties and other factors that may cause actual results, performance or achievements to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, the following: The dependence of RMR's revenues on a limited number of clients; the variability of its revenues; risks related to supply chain constraints, commodity pricing and inflation, including inflation impacting wages and employee benefits; changing market conditions, practices and trends, which may adversely impact its clients and the fees RMR receives from them; potential terminations of the management agreements with its clients; increases in or sustained high market interest rates, which may significantly reduce RMR's revenues or impede its growth; RMR's dependence on the growth and performance of its clients; its ability to obtain or create new clients for its business and other circumstances beyond RMR's control; the ability of RMR's clients to operate their businesses profitably, optimize their capital structures and to grow and increase their market capitalizations and total shareholder returns; RMR's ability to successfully provide management services to its clients; RMR's ability to maintain or increase the distributions RMR pays to its shareholders; RMR's ability to successfully pursue and execute capital allocation strategies; RMR's ability to prudently invest in its business to enhance its operations, services and competitive positioning; RMR's ability to complete the CARROLL transaction considering the various closing conditions, and RMR's ability to successfully integrate the business and realize the expected returns on its investment if the transaction is completed; changes to RMR's operating leverage or client diversity; litigation risks; risks related to acquisitions, dispositions and other activities by or among its clients; allegations, even if untrue, of any conflicts of interest arising from RMR's management activities; its ability to retain the services of its managing directors and other key personnel; RMR's and its clients’ risks associated with RMR's and its clients' costs of compliance with laws and regulations, including securities regulations, exchange listing standards and other laws and regulations affecting public companies; and other matters. These risks, uncertainties and other factors are not exhaustive and should be read in conjunction with other cautionary statements that are included in RMR's periodic filings. The information contained in RMR’s filings with the Securities and Exchange Commission (SEC), including under the caption “Risk Factors” in its periodic reports, or incorporated therein, identifies important factors that could cause differences from the forward-looking statements in this presentation. RMR’s filings with the SEC are available on the SEC’s website at www.sec.gov. You should not place undue reliance on forward-looking statements. Except as required by law, RMR does not intend to update or change any forward-looking statements as a result of new information, future events or otherwise. Investor Relations Contact Kevin Barry, Senior Director (617) 796-8230 WARNING REGARDING FORWARD-LOOKING STATEMENTS Corporate Headquarters Two Newton Place 255 Washington Street, Suite 300 Newton, Massachusetts 02458

Fourth Quarter Fiscal 2023 Financial Results

THE RMR GROUP INC.'S FOURTH QUARTER FISCAL 2023 HIGHLIGHTS

- Net Income of $17.1 Million, Net Income Attributable to The RMR Group Inc. of $7.7 Million, or $0.46 Per Diluted Share, and Net Income Margin of 37.2%
- Adjusted Net Income Attributable to The RMR Group Inc. of $8.0 Million, or $0.48 Per Diluted Share
- Adjusted EBITDA of $25.4 Million and Adjusted EBITDA Margin of 53.2%

($ in thousands, except per share amounts)	4Q'23	Per Share	3Q'23	Per Share	4Q'22	Per Share
GAAP Financial Measures						
Net Income	$ 17,058		$ 55,171		$ 27,322	
Net Income Margin	37.2 %		59.7 %		52.8 %	
Net Income Attributable to The RMR Group Inc.	$ 7,696	$ 0.46	$ 24,641	$ 1.48	$ 12,000	$ 0.73
Non-GAAP Financial Measures						
Adusted Net Income Attributable to The RMR Group Inc.	$ 8,047	$ 0.48	$ 8,024	$ 0.48	$ 9,447	$ 0.57
Adjusted EBITDA	$ 25,407		$ 24,551		$ 29,504	
Adjusted EBITDA Margin	53.2 %		49.7 %		54.6 %	
Distributable Earnings	$ 16,979	$ 0.54	$ 17,219	$ 0.54	$ 21,192	$ 0.67
Total Distributions	$ 11,445	$ 0.40	$ 11,448	$ 0.40	$ 11,400	$ 0.40
Distribution Payout Ratio	67.4 %		66.5 %		53.8 %	
Assets Under Management (AUM)						
AUM	$ 35,874,488		$ 35,706,957		$ 37,311,339	
Perpetual Capital AUM	$ 28,191,144		$ 28,040,326		$ 29,678,586	
Private Capital AUM	$ 7,683,344		$ 7,666,631		$ 7,632,753	
Fee-Earning AUM	$ 22,793,313		$ 23,151,379		$ 24,668,331	

All amounts in this presentation are unaudited. See Non-GAAP Financial Measures beginning on page 14 for disclosures and reconciliations to GAAP financial measures. See Notes & Definitions beginning on page 21 for notes and terms used throughout this presentation.

5

6 Managed Public Real Estate Capital Managed Private Real Estate Capital $28,191,144 79% $7,683,344 21% $35,874,488 $29,678,586 80% $7,632,753 20% $37,311,339 AUM AUM BY SOURCE ($ in thousands) 4Q'23 4Q'22 Fee-Earning AUM $18,364,655 81% $4,428,658 19% $22,793,313 $20,279,674 82% $4,388,657 18% $24,668,331 Perpetual Capital Private Capital

7 PERPETUAL CAPITAL AUM Commercial Real Estate Fee-Earning Sector AUM AUM Service Properties Trust (NASDAQ: SVC) Hotels / Retail $ 11,260,528 $ 7,083,845 Diversified Healthcare Trust (NASDAQ: DHC) Medical Office & Life Science / Residential 7,569,714 3,280,149 Office Properties Income Trust (NASDAQ: OPI) Office 6,012,246 2,789,224 Industrial Logistics Properties Trust (NASDAQ: ILPT) * Industrial 2,657,881 4,520,662 Seven Hills Realty Trust (NASDAQ: SEVN) Diversified 690,775 690,775 Total Perpetual Capital $ 28,191,144 $ 18,364,655 ($ in thousands) * ILPT AUM excludes Mountain JV and ILPT Fee-Earning AUM includes Mountain JV.

8 PRIVATE CAPITAL AUM AND INVESTMENT PERFORMANCE Inception to 4Q'23 Date Fee-Earning Net Internal Net Internal AUM AUM Rate of Return (1) Rate of Return (1) Industrial Real Estate Funds ("Core Plus") * $ 3,945,990 $ 892,925 (9)% —% Medical Office & Life Science Real Estate Funds ("Core Plus") 2,410,212 2,410,212 1% 16% Office Real Estate Fund ("Core Plus") 158,933 158,933 (7)% 3% Hotel Real Estate (Sonesta) 482,850 482,850 NA NA Residential Real Estate (AlerisLife) 254,238 254,238 NA NA Other Real Estate 431,121 229,500 NA NA Total Private Capital $ 7,683,344 $ 4,428,658 * Industrial Real Estate Funds AUM includes Mountain JV and Industrial Real Estate Funds Fee-Earning AUM excludes Mountain JV. ($ in thousands) See Notes & Definitions beginning on page 21.

9 AUM BY COMMERCIAL REAL ESTATE SECTOR 19% 19% 18% 14% 16% 14% Office Industrial Hotels Retail Residential Medical Office & Life Science

10 $11,160 $11,231 $11,160 $9,057 $9,144 $9,136 $2,103 $2,087 $2,024 4Q'23 3Q'23 4Q'22 Managed Public Real Estate Capital Managed Private Real Estate Capital MANAGEMENT AND ADVISORY SERVICES REVENUES BY SOURCE $4,323 $4,418 $5,120 $3,993 $4,258 $4,895 $330 $160 $225 4Q'23 3Q'23 4Q'22 $45,361 $47,013 $51,721 $35,908 $37,536 $42,542 $9,453 $9,477 $9,179 4Q'23 3Q'23 4Q'22 See Notes & Definitions beginning on page 21. ($ in thousands) Base Business Management & Advisory Fees Base Property Management Fees Construction Supervision Fees Total Management & Advisory Services Revenues Perpetual Capital Private Capital $29,878 $31,364 $35,441 $22,858 $24,134 $28,511 $7,020 $7,230 $6,930 4Q'23 3Q'23 4Q'22

GAAP RESULTS: CONDENSED CONSOLIDATED STATEMENTS OF INCOME

($ in thousands) (unaudited)	4Q'23	3Q'23	4Q'22
Revenues:			
Management services [1]	$ 44,212	$ 45,872	$ 50,583
Termination and incentive business management fees [2]	468	45,474	–
Advisory services	1,149	1,141	1,138
Total management and advisory services revenues	45,829	92,487	51,721
Reimbursable compensation and benefits	15,484	15,235	14,592
Reimbursable equity based compensation	2,683	1,622	4,176
Other reimbursable expenses	158,936	170,881	171,704
Total reimbursable costs	177,103	187,738	190,472
Total revenues	**222,932**	**280,225**	**242,193**
Expenses:			
Compensation and benefits	34,316	34,239	34,201
Equity based compensation	3,769	2,100	5,417
Separation costs	–	1,064	698
Total compensation and benefits expense	38,085	37,403	40,316
General and administrative	7,821	9,575	8,455
Other reimbursable expenses	158,936	170,881	171,704
Transaction and acquisition related costs	3,025	1,196	132
Depreciation and amortization	281	281	262
Total expenses	**208,148**	**219,336**	**220,869**
Operating income	14,784	60,889	21,324
Interest income	3,737	2,833	920
Gain on equity method investments accounted for under the fair value option	1,724	663	9,863
Income before income tax expense	**20,245**	**64,385**	**32,107**
Income tax expense	(3,187)	(9,214)	(4,785)
Net income	**17,058**	**55,171**	**27,322**
Net income attributable to noncontrolling interest	(9,362)	(30,530)	(15,322)
Net income attributable to The RMR Group Inc.	**$ 7,696**	**$ 24,641**	**$ 12,000**

Substantially all revenues are earned from related parties. See Notes & Definitions beginning on page 21.

11

THE RMR GROUP

12 GAAP RESULTS: EARNINGS PER COMMON SHARE (amounts in thousands, except per share amounts) (unaudited) 4Q'23 3Q'23 4Q'22 Numerators: Net income attributable to The RMR Group Inc. $ 7,696 $ 24,641 $ 12,000 Less: income attributable to unvested participating securities (78) (273) (118) Net income used in calculating basic and diluted EPS $ 7,618 $ 24,368 $ 11,882 Denominators: Common shares outstanding 16,712 16,614 16,606 Less: unvested participating securities and incremental impact of weighted average (255) (179) (252) Weighted average common shares outstanding - basic and diluted 16,457 16,435 16,354 Net income attributable to The RMR Group Inc. per common share - basic and diluted $ 0.46 $ 1.48 $ 0.73 See Notes & Definitions beginning on page 21.

13 GAAP RESULTS: CONDENSED CONSOLIDATED BALANCE SHEETS ($ in thousands) (unaudited) September 30, 2023 June 30, 2023 September 30, 2022 Assets Current assets: Cash and cash equivalents $ 267,989 $ 295,423 $ 189,088 Due from related parties 111,323 102,101 108,821 Prepaid and other current assets 6,997 6,486 5,372 Total current assets 386,309 404,010 303,281 Property and equipment, net 5,446 5,501 2,495 Due from related parties, net of current portion 7,261 6,632 14,557 Equity method investments accounted for under the fair value option 18,651 17,525 49,114 Goodwill and intangible assets, net of amortization 2,026 2,034 2,057 Operating lease right of use assets 29,032 29,272 28,894 Deferred tax asset 18,220 18,578 17,112 Other assets, net of amortization 115,479 117,833 124,895 Total assets $ 582,424 $ 601,385 $ 542,405 Liabilities and Equity Reimbursable accounts payable and accrued expenses $ 77,924 $ 74,263 $ 80,221 Accounts payable and accrued expenses 19,144 40,316 16,745 Operating lease liabilities 5,068 5,056 4,693 Employer compensation liability 3,434 1,039 7,516 Total current liabilities 105,570 120,674 109,175 Operating lease liabilities, net of current portion 25,044 25,406 25,626 Amounts due pursuant to tax receivable agreement, net of current portion 20,886 23,308 23,308 Employer compensation liability, net of current portion 7,261 6,632 14,557 Total liabilities 158,761 176,020 172,666 Total equity 423,663 425,365 369,739 Total liabilities and equity $ 582,424 $ 601,385 $ 542,405

14 Non-GAAP Financial Measures

15 Three Months Ended September 30, 2023: Net Income Attributable to The RMR Group Inc. Less: Income Attributable to Unvested Participating Securities Net Income Used in Calculating Diluted EPS Weighted Average Common Shares Outstanding - Diluted Net Income Attributable to The RMR Group Inc. per Common Share - Diluted(amounts in thousands, except per share amounts) (unaudited) Net income attributable to The RMR Group Inc. $ 7,696 $ (78) $ 7,618 16,457 $ 0.46 Incentive business management fees (1) (173) 2 (171) 16,457 (0.01) Gain on equity method investment accounted for under the fair value option (2) (638) 6 (632) 16,457 (0.04) Transaction and acquisition related costs (3) 1,118 (11) 1,107 16,457 0.07 Technology transformation investments (4) 44 — 44 16,457 — Adjusted net income attributable to The RMR Group Inc. $ 8,047 $ (81) $ 7,966 16,457 $ 0.48 (1) Includes $468 of incentive business management fees earned, adjusted to reflect amounts attributable to the noncontrolling interest of $221 and income tax expense of $74 at a rate of approximately 15.7%. (2) Includes $1,724 of gain on The RMR Group Inc.’s investment in SEVN common shares, adjusted to reflect amounts attributable to the noncontrolling interest of $815 and income tax expense of $271 at a rate of approximately 15.7%. (3) Includes $3,025 of transaction and acquisition related costs, adjusted to reflect amounts attributable to the noncontrolling interest of $1,431 and income tax expense of $476 at a rate of approximately 15.7%. (4) Includes $120 of technology transformation investments included in general and administrative expenses, adjusted to reflect amounts attributable to the noncontrolling interest of $57 and income tax expense of $19 at a rate of approximately 15.7%. RECONCILIATION OF ADJUSTED NET INCOME AND ADJUSTED NET INCOME PER DILUTED SHARE

RECONCILIATION OF ADJUSTED NET INCOME AND ADJUSTED NET INCOME PER DILUTED SHARE (CONTINUED)

Three Months Ended June 30, 2023: (amounts in thousands, except per share amounts) (unaudited)	Net Income Attributable to The RMR Group Inc.	Less: Income Attributable to Unvested Participating Securities	Net Income Used in Calculating Diluted EPS	Weighted Average Common Shares Outstanding - Diluted	Net Income Attributable to The RMR Group Inc. per Common Share - Diluted
Net income attributable to The RMR Group Inc.	$ 24,641	$ (273)	$ 24,368	16,435	$ 1.48
Termination and incentive business management fees [1]	(17,390)	193	(17,197)	16,435	(1.05)
Gain on equity method investments accounted for under the fair value option [2]	(253)	3	(250)	16,435	(0.01)
Separation costs [3]	407	(5)	402	16,435	0.02
Transaction and acquisition related costs [4]	458	(5)	453	16,435	0.03
Technology transformation investments [5]	161	(2)	159	16,435	0.01
Adjusted net income attributable to The RMR Group Inc.	$ 8,024	$ (89)	$ 7,935	16,435	$ 0.48

(1) Includes $45,474 of termination and incentive business management fees earned, adjusted to reflect amounts attributable to the noncontrolling interest of $21,576 and income tax expense of $6,508 at a rate of approximately 14.3%.

(2) Includes $663 of gains on The RMR Group Inc.'s investments in TA and SEVN common shares, adjusted to reflect amounts attributable to the noncontrolling interest of $315 and income tax expense of $95 at a rate of approximately 14.3%.

(3) Includes $1,064 of separation costs, adjusted to reflect amounts attributable to the noncontrolling interest of $505 and income tax expense of $152 at a rate of approximately 14.3%.

(4) Includes $1,196 of transaction and acquisition related costs, adjusted to reflect amounts attributable to the noncontrolling interest of $567 and income tax expense of $171 at a rate of approximately 14.3%.

(5) Includes $420 of technology transformation investments included in general and administrative expenses, adjusted to reflect amounts attributable to the noncontrolling interest of $199 and income tax expense of $60 at a rate of approximately 14.3%.

16

17 RECONCILIATION OF ADJUSTED NET INCOME AND ADJUSTED NET INCOME PER DILUTED SHARE (CONTINUED) Three Months Ended September 30, 2022: Net Income Attributable to The RMR Group Inc. Less: Income Attributable to Unvested Participating Securities Net Income Used in Calculating Diluted EPS Weighted Average Common Shares Outstanding - Diluted Net Income Attributable to The RMR Group Inc. per Common Share - Diluted(amounts in thousands, except per share amounts) (unaudited) Net income attributable to The RMR Group Inc. $ 12,000 $ (118) $ 11,882 16,354 $ 0.73 Gain on equity method investments accounted for under the fair value option (1) (3,712) 37 (3,675) 16,354 (0.23) Certain compensation adjustments, net of reimbursements (2) 847 (8) 839 16,354 0.05 Separation costs (3) 263 (3) 260 16,354 0.02 Transaction and acquisition related costs (4) 49 — 49 16,354 — Adjusted net income attributable to The RMR Group Inc. $ 9,447 $ (92) $ 9,355 16,354 $ 0.57 (1) Includes $9,863 of gains on The RMR Group Inc.’s investments in TA and SEVN common shares, adjusted to reflect amounts attributable to the noncontrolling interest of $4,681 and income tax expense of $1,470 at a rate of approximately 14.9%. (2) Includes $2,252 of certain compensation adjustments related to annual bonus estimates, adjusted to reflect amounts attributable to the noncontrolling interest of $1,069 and income tax expense of $336 at a rate of approximately 14.9%. (3) Includes $698 of separation costs, adjusted to reflect amounts attributable to the noncontrolling interest of $331 and income tax expense of $104 at a rate of approximately 14.9%. (4) Includes $132 of transaction and acquisition related costs, adjusted to reflect amounts attributable to the noncontrolling interest of $63 and income tax expense of $20 at a rate of approximately 14.9%.

18 RECONCILIATION OF EBITDA AND ADJUSTED EBITDA FROM NET INCOME ($ in thousands) (unaudited) 4Q'23 3Q'23 4Q'22 Net income $ 17,058 $ 55,171 $ 27,322 Income tax expense 3,187 9,214 4,785 Depreciation and amortization 281 281 262 EBITDA 20,526 64,666 32,369 Other asset amortization 2,354 2,354 2,354 Operating expenses paid in the form of The RMR Group Inc.'s common shares 1,086 478 1,241 Separation costs — 1,064 698 Transaction and acquisition related costs 3,025 1,196 132 Straight line office rent (110) (88) (105) Gain on equity method investments accounted for under the fair value option (1,724) (663) (9,863) Certain compensation adjustments, net of reimbursements — — 2,252 Distributions from equity method investments 598 598 426 Technology transformation investments 120 420 — Termination and incentive business management fees (468) (45,474) — Adjusted EBITDA $ 25,407 $ 24,551 $ 29,504

19 CALCULATION OF NET INCOME MARGIN, ADJUSTED EBITDA MARGIN, DISTRIBUTABLE EARNINGS AND DISTRIBUTABLE EARNINGS PER SHARE (amounts in thousands, except per share amounts) (unaudited) 4Q'23 3Q'23 4Q'22 Calculation of Net Income Margin: Total management and advisory services revenues $ 45,829 $ 92,487 $ 51,721 Net income $ 17,058 $ 55,171 $ 27,322 Net Income Margin 37.2% 59.7% 52.8% Calculation of Adjusted EBITDA Margin: Contractual management and advisory fees (excluding termination and incentive business management fees, if any) (1) $ 47,715 $ 49,367 $ 54,075 Adjusted EBITDA $ 25,407 $ 24,551 $ 29,504 Adjusted EBITDA Margin 53.2% 49.7% 54.6% Calculation of Distributable Earnings: Adjusted EBITDA $ 25,407 $ 24,551 $ 29,504 Less: Tax distributions to members (2) (8,428) (7,332) (8,312) Distributable Earnings $ 16,979 $ 17,219 $ 21,192 Class A and Class B-1 Common Share Distributions $ 6,645 $ 6,648 $ 6,600 Class A Units Distributions 4,800 4,800 4,800 Total Distributions $ 11,445 $ 11,448 $ 11,400 Calculation of Distributable Earnings per Share: Distributable Earnings $ 16,979 $ 17,219 $ 21,192 Distributable Earnings Shares Outstanding 31,712 31,614 31,606 Distributable Earnings per Share $ 0.54 $ 0.54 $ 0.67 See Notes & Definitions beginning on page 21.

20 RMR presents certain “non-GAAP financial measures” within the meaning of the applicable rules of the SEC, including Adjusted Net Income Attributable to The RMR Group Inc., Adjusted Net Income Attributable to The RMR Group Inc. per diluted share, EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin and Distributable Earnings. The GAAP financial measure that is most directly comparable to Adjusted Net Income Attributable to The RMR Group Inc. is net income attributable to The RMR Group Inc. The GAAP financial measure that is most directly comparable to Adjusted Net Income Attributable to The RMR Group Inc. per diluted share is net income attributable to The RMR Group Inc. per diluted share. The GAAP financial measure that is most directly comparable to EBITDA, Adjusted EBITDA and Distributable Earnings is net income and the GAAP financial measure that is most directly comparable to Adjusted EBITDA Margin is Net Income Margin, which represents net income divided by total management and advisory services revenues. These non-GAAP financial measures do not represent net income, net income attributable to The RMR Group Inc., net income attributable to The RMR Group Inc. per diluted share or cash generated by operating activities determined in accordance with GAAP, and should not be considered alternatives to net income, net income attributable to The RMR Group Inc., net income attributable to The RMR Group Inc. per diluted share or net income margin determined in accordance with GAAP, as indicators of RMR’s financial performance or as measures of its liquidity. Other asset management businesses may calculate these non-GAAP measures differently than RMR does. • Adjusted Net Income Attributable to The RMR Group Inc. RMR calculates Adjusted Net Income Attributable to The RMR Group Inc. and Adjusted Net Income Attributable to The RMR Group Inc. per diluted share as net income attributable to The RMR Group Inc. and net income attributable to The RMR Group Inc. per diluted share, respectively, excluding the effects of certain individually significant items occurring or impacting its financial results during the quarter that are not expected to be regularly occurring, relate to a special project or initiatives or relate to gains or losses. RMR provides Adjusted Net Income Attributable to The RMR Group Inc. and Adjusted Net Income Attributable to The RMR Group Inc. per diluted share for supplemental informational purposes in order to enhance the understanding of RMR’s condensed consolidated statements of income and to facilitate a comparison of RMR’s current operating performance with its historical operating performance. • Distributable Earnings is calculated as Adjusted EBITDA less tax distributions to members and is considered to be an appropriate measure of RMR’s operating performance, along with net income attributable to The RMR Group Inc. RMR believes that Distributable Earnings provides useful information to investors because by excluding amounts payable for tax obligations, it increases comparability between periods and more accurately reflects earnings that may be available for distribution to shareholders. Distributable Earnings is among the factors RMR’s Board of Directors considers when determining shareholder dividends. • Distributable Earnings Per Share calculations are based on end of period shares outstanding and includes 15,000,000 Redeemable Class A Units of RMR LLC which are paired with RMR Inc's. Class B-2 common shares outstanding; actual dividends are paid to shareholders as of the applicable record date. • EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin are supplemental measures used to assess operating performance, along with net income, net income attributable to The RMR Group Inc. and net income margin. RMR believes that EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin provide useful information to investors because by excluding the effects of certain amounts, such as gains and losses, EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin may facilitate a comparison of current operating performance with RMR’s historical operating performance and with the performance of other asset management businesses. RMR also believes that providing Adjusted EBITDA Margin may help investors assess RMR’s performance of its business by providing the margin that Adjusted EBITDA represents to its contractual management and advisory fees (excluding termination and incentive business management fees, if any). NON-GAAP FINANCIAL MEASURES

21 Notes & Definitions

NOTES

Notes to page 8 – PRIVATE CAPITAL AUM AND INVESTMENT PERFORMANCE

(1) Net Internal Rate of Return (Net IRR) for the quarter represents a time-weighted return, which is calculated by determining the percentage change in net asset value based on contributions, distributions and unrealized fair value as of the reporting date, after the impact of all management fees and joint venture and fund level expenses. Inception to date Net IRR represents a dollar-weighted return, which is calculated based on the timing of cash flows of the joint venture and fund. Partial year Net IRR is not annualized. Due to the nature of its calculation, the timing of investment cash flows reflected in Net IRR may differ from the timing of actual investment cash flows for the joint venture and fund. In addition, Net IRR may differ from an individual investor's Net IRR due to the timing of that investor's contributions to the joint venture or fund.

Notes to page 10 – MANAGEMENT AND ADVISORY SERVICES REVENUES BY SOURCE

The following tables present revenues by client and exclude incentive business management fees of $468 earned from SEVN during the three months ended September 30, 2023 and termination fees of $45,282 earned from TA and incentive business management fees of $192 earned from SEVN during the three months ended June 30, 2023:

($ in thousands)	4Q'23	3Q'23	4Q'22
BASE BUSINESS MANAGEMENT & ADVISORY FEES			
DHC	$ 3,842	$ 3,467	$ 3,917
ILPT	5,991	5,744	6,538
OPI	3,411	3,363	4,038
SVC	8,465	8,463	8,453
SEVN	1,149	1,141	1,138
TA	–	1,956	4,427
Total Perpetual Capital	22,858	24,134	28,511
AlerisLife	1,400	1,381	1,298
Sonesta	2,517	2,796	2,625
Other private entities	3,103	3,053	3,007
Total Private Capital	7,020	7,230	6,930
Total Base Business Management & Advisory Fees	$ 29,878	$ 31,364	$ 35,441

22

THE RMR GROUP

23 NOTES (CONTINUED) Notes to page 10 – MANAGEMENT AND ADVISORY SERVICES REVENUES BY SOURCE (CONTINUED) ($ in thousands) 4Q'23 3Q'23 4Q'22 BASE PROPERTY MANAGEMENT FEES DHC $ 1,435 $ 1,504 $ 1,349 ILPT 3,295 3,132 2,977 OPI 3,396 3,572 3,836 SVC 923 936 974 SEVN 8 — — Total Perpetual Capital 9,057 9,144 9,136 Other private entities 2,103 2,087 2,024 Total Private Capital 2,103 2,087 2,024 Total Base Property Management Fees $ 11,160 $ 11,231 $ 11,160 CONSTRUCTION SUPERVISION FEES DHC $ 805 $ 684 $ 1,340 ILPT 171 237 294 OPI 1,908 2,428 2,608 SVC 1,109 909 653 Total Perpetual Capital 3,993 4,258 4,895 Sonesta — — 9 Other private entities 330 160 216 Total Private Capital 330 160 225 Total Construction Supervision Fees $ 4,323 $ 4,418 $ 5,120 TOTAL MANAGEMENT & ADVISORY SERVICES REVENUES DHC $ 6,082 $ 5,655 $ 6,606 ILPT 9,457 9,113 9,809 OPI 8,715 9,363 10,482 SVC 10,497 10,308 10,080 SEVN 1,157 1,141 1,138 TA — 1,956 4,427 Total Perpetual Capital 35,908 37,536 42,542 AlerisLife 1,400 1,381 1,298 Sonesta 2,517 2,796 2,634 Other private entities 5,536 5,300 5,247 Total Private Capital 9,453 9,477 9,179 Total Management & Advisory Services Revenues $ 45,361 $ 47,013 $ 51,721

NOTES (CONTINUED)

Notes to page 11 – GAAP RESULTS: CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(1) Management services revenues includes base business management fees earned from the Managed Equity REITs monthly based upon the lower of (i) the average historical cost of each REIT's properties, and (ii) each REIT's average market capitalization. The information presented in the charts below is as of September 30, 2023 and 2022 and may differ from the basis on which base business management fees are calculated ($ in thousands):



As of September 30, 2023
$30,553,434
$7,569,714
$5,710,946
$6,012,246
$11,260,528
Historical Cost
$17,673,880
$3,280,149
$4,520,662
$2,789,224
$7,083,845
Market Capitalization
$17,673,880
$3,280,149
$4,520,662
$2,789,224
$7,083,845
Lower of



DHC
ILPT
OPI
SVC
As of September 30, 2022
$30,189,452
$7,354,104
$5,693,562
$5,856,483
$11,285,303
Historical Cost
$17,740,500
$3,328,069
$4,656,472
$3,102,253
$6,653,706
Market Capitalization
$17,740,500
$3,328,069
$4,656,472
$3,102,253
$6,653,706
Lower of

(2) Termination and incentive business management fees includes incentive business management fees of $468 earned from SEVN during the three months ended September 30, 2023 and termination fees of $45,282 earned from TA and incentive business management fees of $192 earned from SEVN during the three months ended June 30, 2023.

24

THE RMR GROUP

25 Notes to page 19 – CALCULATION OF NET INCOME MARGIN, ADJUSTED EBITDA MARGIN, DISTRIBUTABLE EARNINGS AND DISTRIBUTABLE EARNINGS PER SHARE (1) Contractual management and advisory fees are the base business management fees, property management fees and advisory fees RMR or its subsidiaries earns pursuant to its management agreements. These amounts are calculated pursuant to the contractual formulas and do not deduct other asset amortization of $2,354 for each of the three month periods presented, required to be recognized as a reduction to management services revenues in accordance with GAAP. (2) Under the RMR LLC operating agreement, RMR LLC is required to make quarterly pro rata cash distributions to RMR and its noncontrolling interest based on each’s estimated tax liabilities and respective ownership percentages. Estimated tax liabilities are determined quarterly on a cumulative basis. As such, there may be fluctuations from quarter to quarter to account for prior periods where pro rata cash distributions were more or less than amounts determined cumulatively through a particular quarter. For each of the three month periods presented, RMR LLC made required quarterly tax distributions as follows: NOTES (CONTINUED) Notes to page 12 – GAAP RESULTS: EARNINGS PER COMMON SHARE RMR calculates earnings per share (EPS) using the two-class method. As such, earnings attributable to unvested participating shares are excluded from earnings before calculating per share amounts. In addition, diluted EPS includes the assumed issuance of Class A Common Shares pursuant to RMR’s equity compensation plan using the treasury stock method and the issuance of Class A Common Shares related to the assumed redemption of the noncontrolling interest’s 15,000,000 Class A Units using the if-converted method. In computing the dilutive effect, if any, that the assumed redemption would have on EPS, RMR considered net income available to holders of Class A Common Shares would increase due to elimination of the noncontrolling interest offset by any tax effect, which may be dilutive. For all periods presented, the assumed redemption of the 15,000,000 Class A Units is not reflected in diluted earnings per share as the assumed redemption would be anti-dilutive. (a) Tax distributions for the three months ended September 30, 2023 and June 30, 2023, exclude $4,352 and $12,489, respectively, to The RMR Group Inc. and $3,848 and $11,281, respectively, to the non-controlling interest, related to termination fees from TA and incentive business management fees from SEVN and the tax cost basis gain on the sale of TA common shares, all of which are considered non-recurring transactions. ($ in thousands) 4Q'23 (a) 3Q'23 (a) 4Q'22 RMR LLC tax distributions to The RMR Group Inc. $ 4,430 $ 3,898 $ 4,381 RMR LLC tax distributions to non-controlling interest 3,998 3,434 3,931 Total RMR LLC tax distributions to members $ 8,428 $ 7,332 $ 8,312

26 • Assets Under Management (AUM) All references in this presentation to AUM on, or as of, a date are calculated at a point in time. ▪ AUM is calculated as: (i) the historical cost of real estate and related assets, excluding depreciation, amortization, impairment charges or other non-cash reserves, of the Managed Equity REITs and the Private Capital clients (excluding Sonesta), plus (ii) the gross book value of real estate assets, property and equipment of AlerisLife, Sonesta and until May 15, 2023, TA, excluding depreciation, amortization, impairment charges or other non-cash reserves, plus (iii) the carrying value of loans held for investment and real estate owned by SEVN. Upon deconsolidation from a Managed Equity REIT, the respective real estate and related assets are characterized as Private Capital and their historical cost represents the fair value of the real estate at the time of deconsolidation. ▪ Fee-Earning AUM is calculated (i) monthly for the Managed Equity REITs, based upon the lower of the average historical cost of each REIT's properties and its average market capitalization, plus (ii) for all other clients, Fee-Earning AUM equals AUM and includes amounts that may differ from the measures used for purposes of calculating fees under the terms of the respective management agreements. For additional information on the calculation of AUM for purposes of the fee provisions of the business management agreements, see RMR's Annual Report on Form 10-K for the fiscal year ended September 30, 2023, filed with the SEC. RMR's SEC filings are available at the SEC website: www.sec.gov. • GAAP refers to U.S. Generally Accepted Accounting Principles. • Managed Equity REITs refers to Diversified Healthcare Trust (DHC), Industrial Logistics Properties Trust (ILPT), Office Properties Income Trust (OPI) and Service Properties Trust (SVC). • Mountain JV refers to Mountain Industrial REIT LLC, a joint venture in which ILPT owns a majority interest (and accordingly is presented in ILPT’s consolidated results). • Perpetual Capital refers to capital with an indefinite duration, which may be terminated under certain conditions, and includes the Managed Equity REITs, Seven Hills Realty Trust (SEVN), and until it was acquired by BP Products North America Inc. on May 15, 2023, TravelCenters of America Inc. (TA). • Private Capital primarily consists of private entities that own commercial real estate, AlerisLife Inc. and Sonesta International Hotels Corporation (Sonesta). Some of the Managed Equity REITs own minority interests in certain of these entities. AlerisLife was a publicly traded company until March 20, 2023 when it was acquired by a subsidiary of ABP Trust. As a result, amounts for AlerisLife are characterized as Private Capital for all periods presented. DEFINITIONS